                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                             Summit Municipal Funds
--------------------------------------------------------------------------------
                                October 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
SUMMIT MUNICIPAL FUNDS
----------------------
     * With the Federal Reserve on hold since a half-point rate hike in May, tax-free bond funds posted healthy gains during the past six and 12 months.
     * All three Summit funds had solid returns and outperformed their Lipper categories, aided by portfolio strategy and below-average expenses.
     * The Summit Municipal Money Market Fund benefited from the higher short-term rates established early in 2000.
     * The U.S. economy is clearly slowing but has a strong chance to avoid recession. This scenario would be favorable for tax-exempt bonds.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     With the U.S. economy slowing and the Federal Reserve on hold since May, high-quality bond prices continued to rise during the past six months, contributing to solid total returns for tax-exempt bond funds for the year ended October 31. Money market returns benefited from the higher level of short-term rates compared with a year ago. Each of the Summit Funds outperformed its Lipper peer group average over both periods.

================================================================================

MARKET ENVIRONMENT
------------------
     The U.S. economy is clearly headed for a landing -- the big question now is whether it will be hard or soft. (In the desired "soft landing" scenario, the economy slows down, thus reducing inflationary pressures, but does not go into recession.) Third-quarter GDP came in at a weaker-than-expected 2.7%, and indicators from manufacturing activity to consumer confidence slackened. The deceleration appeared to have entered a self-feeding process, and it was mainly the lagging economic indicators, such as the unemployment rate and wage growth, that showed continued signs of excessive strength. Leading price and labor market indicators pointed to further moderation and eventual easing of labor market strains.

     Municipal Bond and Note Yields chart, Line graph showing 30-year AAA GO, 5-year AAA GO, and 1-year Moody's Investment Grade 1 Note yields from 10/31/99 to 10/31/00.

            30-Year AAA               5-Year AAA             1-Year Moody's
         General Obligation      General Obligation     Investment Grade 1 Note
         ------------------      ------------------     -----------------------
10/31/93        5.89                    4.58                    3.95
                5.87                    4.53                    3.95
                5.93                    4.68                    4.10
1/00            6.03                    4.90                    4.10
                5.90                    4.94                    4.20
                5.69                    4.82                    4.30
4/00            5.80                    4.96                    4.35
                5.91                    5.04                    4.70
                5.72                    4.74                    4.35
7/00            5.60                    4.58                    4.30
                5.50                    4.43                    4.30
                5.61                    4.53                    4.35
10/31/00        5.52                    4.48                    4.40

     Municipal bonds performed well during the past six months due not only to the slowing economy but also to strong demand, limited supply, weakness in the stock market, and increased risk aversion among investors. The record economic expansion has left municipal coffers flush and reduced the need for local government borrowing. At the same time, investor demand -- particularly for individual bonds -- has flourished. Investor interest in tax-exempt bond funds also turned positive, reversing the trend of negative cash flows from late last year and early 2000. The market also benefited from the healthy credit status of many medium- to high-quality municipal issuers. Lower-quality bonds did not fare as well, as concerns about a slower economy's impact on weaker credits kept many of these bonds from rallying.

     As shown in the chart on page 1, municipal bond yields declined during the period after peaking in May, when the Federal Reserve last raised the federal funds target rate. Short- and intermediate-term interest rates fell the most as the Fed moved to the sidelines and the economy slowed a bit. Money market rates, however, remained elevated as the federal funds target rate settled at 6.50%.

SUMMIT MUNICIPAL MONEY MARKET FUND
----------------------------------

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 10/31/00               6 Months           12 Months
        ----------------------               --------           ---------
        Summit Municipal Money
          Market Fund                           1.99%               3.71%
        Lipper Tax-Exempt Money
          Market Funds Average                  1.85                3.41

     The Summit Municipal Money Market Fund outperformed the Lipper Tax-Exempt Money Market Funds Average in both the 6- and 12-month periods ended October 31, as shown in the table. Results were aided by significantly lower-than-average expenses. During the past six months, the fund's weighted average maturity was reduced from 51 days to 40 days. At the beginning of the period, our weighted average maturity was 14 days longer than that of the peer group average, but as of October 31 it was three days shorter.

     Early in the period, the longer maturity posture enabled us to take advantage of higher yields in the 6- to 12-month maturity range. However, with high volatility in daily and weekly interest rates, very short-term yields ended the period nearly as high as one-year yields. We expect to keep our maturities close to the peer group average in the near term as long as daily and weekly instruments continue to provide such attractive yields with virtually no interest rate risk. Six- and 12-month yields were stable throughout the period because of solid demand and municipalities' reduced short-term borrowing needs.

     The fund's seven-day yield was 4.02%, as shown in the table on page 7, up strongly from 3.10% a year ago and equivalent to a taxable yield of 6.28% for investors in the 36% federal income tax bracket. Dividends per share during the past six months increased to $0.020 from $0.017 in the previous period.

SUMMIT MUNICIPAL INTERMEDIATE FUND
----------------------------------

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 10/31/00               6 Months           12 Months
        ----------------------               --------           ---------
        Summit Municipal
          Intermediate Fund                     4.74%               6.70%
        Lipper Intermediate Municipal
          Debt Funds Average                    4.47                6.21

     The Summit Municipal Intermediate Fund delivered strong results during the past six and 12 months, as shown in the table. The fund outperformed the Lipper Intermediate Municipal Debt Funds Average for both periods, aided by our portfolio strategy, our focus on yield, and our below-average expense ratio.

     Returns reflected appreciation as well as income, as the fund's share price rose to $10.30 from $10.07 on April 30. Dividends per share during the period were steady at $0.24, as shown in the table on page 7. Our 30-day dividend yield at period end was 4.67%, equivalent to a pretax yield of 7.30% for an investor in the 36% federal income tax bracket.

     Our management style since the inception of the fund has been to focus on buying and holding securities with a higher yield than alternatives with similar degrees of interest rate risk. For instance, we like longer-maturity, high-coupon bonds that are callable. (A callable bond is one that the issuer has the right to pay off early, and investors are compensated for this with a somewhat higher yield.) The fund also focuses on cheaper (that is, higher yielding) sectors, such as health care, solid waste, and industrial development bonds, where we can use our internal credit research to select bonds with stable to improving credit outlooks. Finally, we invest in the lower tiers of the investment-grade category, looking for bonds that are rated A or BBB that our credit analysts find attractive. Over time, this combination -- together with our below-average expenses -- should enhance the fund's yield. Lower-rated investment-grade bonds should also exhibit less interest rate volatility than high-grade bonds.

     The fund's duration declined to 5.2 years from 5.5 years six months ago. (Duration measures a bond fund's sensitivity to interest rates. For example, a fund with a duration of five years will rise about 5% in price in response to a one-percentage-point decline in rates and fall 5% in response to a one-percentage-point increase in rates.) The fund's interest rate sensitivity was reduced toward the end of the period because we anticipated an increase in bond issuance in November. We expect to purchase some of those newly issued bonds and thereby extend duration back out to 5.5 years. Credit quality rose to AA- from A+. This is a marginal upgrade that might appear to contradict our long-term strategy of overweighting higher-yielding sectors. However, the record economic expansion has caused an upgrade in the overall quality of the municipal bond market, leaving fewer BBB rated bonds to purchase.

SUMMIT MUNICIPAL INCOME FUND
----------------------------

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 10/31/00               6 Months           12 Months
        ----------------------               --------           ---------
        Summit Municipal
           Income Fund                          5.47%               8.03%
        Lipper General Municipal
           Debt Funds Average                   5.15                7.36

     Your fund posted strong returns over the past six and 12 months, as shown in the table, exceeding the performance of the average competing fund (measured by the Lipper General Municipal Debt Funds Average) in both periods. Returns reflected appreciation in the share price to $10.13 from $9.86 over the past six months, while dividends remained steady during the period at $0.26 per share. As a result, the fund's 30-day dividend yield declined slightly, from 5.29% to 5.19%, equivalent to a taxable yield of 8.11% for an investor in the 36% tax bracket.

     Robust demand and a continued reduction in supply contributed to solid returns in the municipal bond market. Fund results were aided by our longer duration posture, since bonds with maturities of 20 years or longer were the best performers. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates. A bond's duration is typically much shorter than its stated maturity.) We took steps to increase the fund's exposure to longer-term bonds, lengthening the fund's weighted average maturity to 16.4 years from 15.8. Duration declined to
8.1 years (still relatively long) from 8.4 years during the period, since more of our holdings began trading to their call dates as rates declined.

     There were no significant shifts in sector diversification. Our focus was to maintain a weighted average credit quality of A+, particularly as below investment-grade securities underperformed the general market. In our new purchases, we emphasized bonds priced at a discount to their face value, which allow for greater appreciation when interest rates decline. In addition, we made a conscious effort to keep cash reserves to a minimum during the past six months given our positive view of the market. Looking forward, we expect new municipal borrowing to be light while demand remains strong, which should be good for bond prices. Therefore, we will continue to focus on more interest-sensitive bonds.

OUTLOOK
-------
     The economy's gentle rate of descent suggests that a fabled soft landing may be in store. However, the future course depends on whether one of the two typical recession culprits emerges. The first risk factor would be an external shock, such as continued upward pressure on energy prices, more financial dislocations in Asia, or perhaps a policy mistake by the European Central Bank
(ECB). If the ECB keeps monetary policy too tight in an effort to defend the weak euro, growth in Europe could suffer and hurt U.S. exports.

*******************************

 . . . Inflation readings
are broadly favorable, and
a soft landing remains the
most sensible expectation
for now.

*******************************

     The second risk to the economy would be a potential miscalculation by the Federal Reserve. Leading price and labor market indicators are pointing to further moderation and eventual relaxation of labor market strains. If the Fed fails to ease until the unemployment rate begins to rise and wage pressures start to subside, downside economic momentum may be difficult to reverse. Nevertheless, inflation readings are broadly favorable, and a soft landing remains the most sensible expectation for now.

     Market participants seem to expect a Fed rate cut in the months ahead, judging by the declining two-year Treasury note yield. Our forecast for the economy and interest rates paints a positive backdrop for municipal bonds, whose credit ratings should remain healthy given our expectation of moderate economic growth. Municipal bonds continue to provide an attractive option for taxable investors as the economy downshifts and lower-risk investments come back into favor.

Respectfully submitted,

/s/

Mary J. Miller
Director, Municipal Bond Department

November 21, 2000

================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------                                           4/30/00     10/31/00
                                                         -------     --------
SUMMIT MUNICIPAL MONEY MARKET FUND
----------------------------------
Price Per Share                                         $  1.00     $  1.00
Dividends Per Share
     For 6 months                                          0.017       0.020
     For 12 months                                         0.031       0.036

Dividend Yield (7-Day Compound) *                          4.15%       4.02%

Weighted Average Maturity (days)                          51          40

Weighted Average Quality **                            First Tier   First Tier

SUMMIT MUNICIPAL INTERMEDIATE FUND
----------------------------------
Price Per Share                                         $ 10.07     $ 10.30
Dividends Per Share
     For 6 months                                          0.24        0.24
     For 12 months                                         0.47        0.48
30-Day Dividend Yield *                                    4.80        4.67
30-Day Standardized Yield to Maturity                      4.95        4.65
Weighted Average Effective Maturity (years)                7.1         6.7
Weighted Average Effective Duration (years)                5.5         5.2
Weighted Average Quality ***                              A+         AA-

SUMMIT MUNICIPAL INCOME FUND
----------------------------
Price Per Share                                         $  9.86     $ 10.13
Dividends Per Share
     For 6 months                                          0.26        0.26
     For 12 months                                         0.50        0.52
30-Day Dividend Yield *                                    5.29        5.19
30-Day Standardized Yield to Maturity                      5.38        5.24
Weighted Average Maturity (years)                         15.8        16.4
Weighted Average Effective Duration (years)                8.4         8.1
Weighted Average Quality ***                              A+          A+

     * Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value per share at the end of the period.
     ** All securities purchased in the money fund are rated in the two highest categories (tiers) as estab-lished by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
     ***  Based on T. Rowe Price research.

================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------                                  Percent of   Percent of
                                                        Net Assets   Net Assets
                                                           4/30/00     10/31/00
                                                           -------     --------
SUMMIT MUNICIPAL MONEY MARKET FUND
----------------------------------
Air and Sea Transportation Revenue                           23%          24%
Industrial and Pollution Control Revenue                     13           22
Housing Finance Revenue                                      11           15
Educational Revenue                                          15            9
General Obligation - State                                    9            7
Lease Revenue                                                 4            4
Nuclear Revenue                                               1            3
Prerefunded Bonds                                            10            3
General Obligation - Local                                    4            2
All Other                                                     8            3
Other Assets Less Liabilities                                 2            8
                                                           -------     --------
Total                                                       100%         100%

(continued on next page)
================================================================================

T. Rowe Price Summit Municipal Funds
------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------                                  Percent of   Percent of
                                                        Net Assets   Net Assets
                                                           4/30/00     10/31/00
                                                           -------     --------
SUMMIT MUNICIPAL INTERMEDIATE FUND
----------------------------------
General Obligation - Local                                   12%          14%
Hospital Revenue                                             14           12
Solid Waste Revenue                                           8            8
Dedicated Tax Revenue                                         6            7
General Obligation - State                                    6            7
Water and Sewer Revenue                                       4            6
Electric Revenue                                             11            6
Air and Sea Transportation Revenue                            6            6
Lease Revenue                                                 5            5
Housing Finance Revenue                                       4            4
Educational Revenue                                           1            4
Nuclear Revenue                                               4            4
Life Care/Nursing Home Revenue                                4            4
Industrial and Pollution Control Revenue                      8            4
Escrowed to Maturity                                          3            3
Prerefunded Bonds                                             3            3
All Others                                                    1            1
Other Assets Less Liabilities                                 -            2
                                                           -------     --------
Total                                                       100%         100%

(continued on next page)
================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------                                  Percent of   Percent of
                                                        Net Assets   Net Assets
                                                           4/30/00     10/31/00
                                                           -------     --------
SUMMIT MUNICIPAL INCOME FUND
----------------------------
Housing Finance Revenue                                      12%          13%
Hospital Revenue                                             12           10
Dedicated Tax Revenue                                         7            9
Air and Sea Transportation Revenue                            8            8
General Obligation - Local                                    7            8
Nuclear Revenue                                               9            7
Lease Revenue                                                 7            6
Water and Sewer Revenue                                       5            6
Life Care/Nursing Home Revenue                                5            5

Industrial and Pollution Control Revenue                      7            5
Solid Waste Revenue                                           5            4
Educational Revenue                                           3            4
Prerefunded Bonds                                             3            3
Escrowed to Maturity                                          4            3
Ground Transportation Revenue                                 3            3
Electric Revenue                                              1            2
General Obligation - State                                    2            2
All Other                                                     1            -
Other Assets Less Liabilities                                -1            2
                                                           -------     --------
Total                                                       100%         100%
================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
PERFORMANCE COMPARISON
----------------------
     These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SUMMIT MUNICIPAL MONEY MARKET FUND
----------------------------------
                Lipper Tax-Exempt       Summit Municipal
                Money Market            Money Market
Date            Funds Average           Fund
----------      -----------------       -----------------
10/29/1993      25,000                  25,000
10/94           25,538                  25,588
10/95           26,385                  26,491
10/96           27,183                  27,361
10/97           28,020                  28,284
10/98           28,868                  29,210
10/99           29,628                  30,056
10/00           30,645                  31,171

SUMMIT MUNICIPAL INTERMEDIATE FUND
----------------------------------
                Lehman 7-Year           Lipper Intermediate     Summit Municipal
                Municipal               Municipal Debt          Intermediate
Date            Bond Index              Funds Average           Fund
----------      -----------------       -----------------       ----------------
10/29/1993      25,000                  25,000                  25,000
10/94           24,526                  24,080                  25,045
10/95           27,555                  26,849                  27,899
10/96           28,837                  28,115                  29,403
10/97           30,979                  30,095                  31,691
10/98           32,269                  32,153                  33,875
10/99           33,271                  31,706                  33,550
10/00           35,542                  33,722                  35,798

SUMMIT MUNICIPAL INTERMEDIATE FUND
----------------------------------
                Lehman                  Lipper General          Summit
                Municipal Bond          Municipal Debt          Municipal
Date            Index                   Funds Average           Income Fund
----------      -----------------       -----------------       ----------------
10/29/1993      25,000                  25,000                  25,000
10/94           23,910                  23,550                  23,905
10/95           27,458                  26,765                  27,416
10/96           29,025                  28,195                  29,345
10/97           31,490                  30,553                  32,438
10/98           34,013                  32,765                  35,177
10/99           33,411                  31,425                  33,917
10/00           36,255                  33,733                  36,640

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 10/31/00      1 Year    3 Years    5 Years    Inception       Date
----------------------      ------    -------    -------    ---------  ---------
Summit Municipal Money
   Market Fund               3.71%      3.29%      3.31%       3.20%    10/29/93
Summit Municipal
   Intermediate Fund         6.70       4.15       5.11        5.26     10/29/93
Summit Municipal
   Income Fund               8.03       4.14       5.97        5.61     10/29/93

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although the money fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
================================================================================
T. Rowe Price Summit Municipal Money Market Fund
------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------
                          Year
                          Ended
                          10/31/00   10/31/99   10/31/98    10/31/97    10/31/96
                          --------   --------   --------    --------    --------
NET ASSET VALUE
Beginning of period        $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000
Investment activities
  Net investment
  income (loss)              0.037      0.029      0.032       0.033      0.032
Distributions
  Net investment income     (0.037)    (0.029)    (0.032)     (0.033)    (0.032)
                          ------------------------------------------------------
NET ASSET VALUE
End of period              $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000
                          ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                3.71%      2.90%      3.27%       3.37%      3.28%
                          ------------------------------------------------------
Ratio of total expenses
  to average net assets      0.45%      0.45%      0.45%       0.45%      0.45%
                          ------------------------------------------------------
Ratio of net investment
  income (loss) to
  average net assets         3.66%      2.87%      3.23%       3.31%      3.23%
                          ------------------------------------------------------
Net assets, end of period
  (in thousands)         $ 213,002  $ 185,305  $ 170,924   $ 140,557   $ 96,264
                          ------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Intermediate Fund
------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------
                          Year
                          Ended
                          10/31/00   10/31/99   10/31/98    10/31/97    10/31/96
                          --------   --------   --------    --------    --------
NET ASSET VALUE
Beginning of period       $ 10.12    $ 10.70    $ 10.51     $ 10.22    $ 10.17
                          ------------------------------------------------------
Investment activities
  Net investment
   income (loss)             0.48       0.46       0.48        0.49       0.48
  Net realized and
   unrealized gain (loss)    0.18      (0.56)      0.23        0.29       0.05
                          ------------------------------------------------------
  Total from
  investment activities      0.66      (0.10)      0.71        0.78       0.53
                          ------------------------------------------------------
Distributions
  Net investment income     (0.48)     (0.46)     (0.48)      (0.49)     (0.48)
  Net realized gain          -         (0.02)     (0.04)       -          -
                          ------------------------------------------------------

  Total distributions       (0.48)     (0.48)     (0.52)      (0.49)     (0.48)
                          ------------------------------------------------------
NET ASSET VALUE
End of period             $ 10.30    $ 10.12    $ 10.70     $ 10.51    $ 10.22
                          ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                6.70%     (0.96)%     6.89%       7.78%      5.39%
                          ------------------------------------------------------
Ratio of total expenses
  to average net assets      0.50%      0.50%      0.50%       0.50%      0.50%
                          ------------------------------------------------------
Ratio of net investment
  income (loss) to
  average net assets         4.73%      4.43%      4.51%       4.67%      4.77%
                          ------------------------------------------------------
Portfolio turnover rate     41.3%      38.5%      22.2%       53.8%      72.9%
                          ------------------------------------------------------
Net assets, end of period
(in thousands)            $ 79,407   $ 83,794   $ 75,928    $ 46,906   $ 29,175
                          ------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Income Fund
------------------------------------------
Financial Highlights              For a share outstanding throughout each period
--------------------
                          Year
                          Ended
                          10/31/00   10/31/99   10/31/98    10/31/97    10/31/96
                          --------   --------   --------    --------    --------
NET ASSET VALUE
Beginning of period        $ 9.88    $ 10.79    $ 10.44      $ 9.97     $ 9.84
                          ------------------------------------------------------
Investment activities
  Net investment
   income (loss)             0.52       0.49       0.51        0.55       0.54
  Net realized and
   unrealized gain (loss)    0.25      (0.86)      0.35        0.47       0.13
                          ------------------------------------------------------
  Total from
   investment activities     0.77      (0.37)      0.86        1.02       0.67
                          ------------------------------------------------------
Distributions
  Net investment income     (0.52)     (0.49)     (0.51)      (0.55)     (0.54)
  Net realized gain          -         (0.05)      -           -          -
                          ------------------------------------------------------
  Total distributions       (0.52)     (0.54)     (0.51)      (0.55)     (0.54)
                          ------------------------------------------------------
NET ASSET VALUE
End of period             $ 10.13     $ 9.88    $ 10.79     $ 10.44     $ 9.97
                          ------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                8.03%     (3.58)%     8.44%      10.54%      7.04%
                          ------------------------------------------------------
Ratio of total expenses
to average net assets        0.50%      0.50%      0.50%       0.50%      0.50%
                          ------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                   5.23%      4.71%      4.82%       5.38%      5.51%
                          ------------------------------------------------------
Portfolio turnover rate     55.8%      79.7%      48.1%       35.7%      56.7%
                          ------------------------------------------------------
Net assets, end of period
(in thousands)            $ 69,227   $ 72,558   $ 65,958    $ 29,102   $ 15,909
                          ------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Money Market Fund
------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        October 31, 2000
------------------------
In thousands                                                 Par       Value
------------                                                 ---       -----
ARIZONA  0.1%
Salt River Agricultural Improvement
   & Power, Electric System
      6.50%, 1/1/22 (Prerefunded 1/1/01+)                  $ 100       $ 102
--------------------------------------------------------------------------------
Total Arizona (Cost  $102)                                               102
                                                                    ------------
COLORADO 1.4%
Student Obligation Bond Auth.
      VRDN (Currently 4.40%)(AMBAC Insured) *              3,000       3,000
--------------------------------------------------------------------------------
Total Colorado (Cost  $3,000)                                          3,000
                                                                    ------------
DISTRICT OF COLUMBIA  3.5%
District of Columbia, GO, 5.50%, 6/1/01
      (Escrowed to Maturity)                                 495         497
--------------------------------------------------------------------------------
Metropolitan Washington Airport Auth., BAN, TECP
      4.35%, 11/7-12/7/00                                  7,000       7,000
--------------------------------------------------------------------------------
Total District of Columbia (Cost  $7,497)                              7,497
                                                                    ------------
FLORIDA  0.1%
Florida Board of Ed., GO, Public Ed.
      6.70%, 6/1/22 (Prerefunded 6/1/01+)                    100         102
--------------------------------------------------------------------------------
Total Florida (Cost  $102)                                               102
                                                                    ------------

GEORGIA  5.0%
Atlanta Airport Fac.
      7.15%, 1/1/03 (FGIC Insured)
      (Prerefunded 1/1/01+) *                              1,000       1,024
--------------------------------------------------------------------------------
Clayton County Dev. Auth., Delta Airlines
      VRDN (Currently 4.25%) *                             1,000       1,000
      --------------------------------------------------------------------------
      VRDN (Currently 4.35%) *                             1,800       1,800
--------------------------------------------------------------------------------
Georgia, GO, 6.00%, 12/1/00                                  200         201
--------------------------------------------------------------------------------
Savannah Economic Dev. Auth.
   Home Depot
      VRDN (Currently 4.45%) *                             2,250       2,250
      --------------------------------------------------------------------------
      VRDN (Currently 4.50%) *                             4,400       4,400
--------------------------------------------------------------------------------
Total Georgia (Cost  $10,675)                                         10,675
                                                                    ------------
HAWAII  0.2%
Honolulu, GO, 6.60%, 8/1/04 (Prerefunded 8/1/01+)          $ 500       $ 513
--------------------------------------------------------------------------------
Total Hawaii (Cost  $513)                                                513
                                                                    ------------
ILLINOIS  12.0%
Chicago Gas Supply, VRDN (Currently 4.37%) *               2,500       2,500
--------------------------------------------------------------------------------
Chicago Int'l. Airport, VRDN (Currently 4.15%) *           3,018       3,018
--------------------------------------------------------------------------------
Chicago O' Hare Int'l. Airport, TECP,
      VRDN (Currently 4.60%) *                             6,800       6,800
--------------------------------------------------------------------------------
Illinois, GO, 5.50%, 8/1/01                                  250         252
--------------------------------------------------------------------------------
Illinois Student Assistance Commission
      VRDN (Currently 4.40%)
      (MBIA Insured) *                                     4,000       4,000
--------------------------------------------------------------------------------
Lake County, PCR, W.W. Grainger,
      VRDN (Currently 4.55%) *                             1,500       1,500
--------------------------------------------------------------------------------
Madison County Enviromental Improvement
   Shell Oil, VRDN (Currently 4.75%) *                     2,800       2,800
--------------------------------------------------------------------------------
Southwestern Illinois Dev. Auth.
   Shell Oil, VRDN (Currently 4.75%) *                     4,800       4,800
--------------------------------------------------------------------------------
Total Illinois (Cost  $25,670)                                        25,670
                                                                    ------------

INDIANA  5.6%
Gibson County PCR, Toyota Motor Credit
      VRDN (Currently 4.40%) *                             9,000       9,000
--------------------------------------------------------------------------------
Indianapolis Airport Auth.,
      Gas Utility, TECP, 4.30%, 11/10/00                   3,000       3,000
--------------------------------------------------------------------------------
Total Indiana (Cost  $12,000)                                         12,000
                                                                    ------------
KANSAS  0.7%
Wichita, GO
      5.10%, 12/1/00                                         630         630
      --------------------------------------------------------------------------
   Temporary Improvement, 4.747%, 4/26/01                    900         901
--------------------------------------------------------------------------------
Total Kansas (Cost  $1,532)                                            1,531
                                                                    ------------
KENTUCKY  1.2%
Kentucky Housing, 4.40%, 12/01/00 *                        2,500       2,500
--------------------------------------------------------------------------------
Total Kentucky (Cost  $2,500)                                          2,500
                                                                    ------------
LOUISIANA  4.2%
Lake Charles Harbor & Terminal, Conoco
      VRDN (Currently 4.35%) *                           $ 2,500     $ 2,500
--------------------------------------------------------------------------------
New Orleans Aviation Board
      VRDN (Currently 4.40%)
      (MBIA Insured) *                                     5,140       5,140
--------------------------------------------------------------------------------
Plaquemines Parish, British Petroleum
      VRDN (Currently 4.75%) *                             1,400       1,400
--------------------------------------------------------------------------------
Total Louisiana (Cost  $9,040)                                         9,040
                                                                    ------------
MAINE  0.1%
Maine, GO, 7.50%, 12/15/00                                   100         100
--------------------------------------------------------------------------------
Total Maine (Cost  $100)                                                 100
                                                                    ------------
MARYLAND  4.1%
Howard County, GO, Metropolitan Dist., 5.00%, 2/15/01         45          45
--------------------------------------------------------------------------------
Maryland, GO, State and Local Fac., 4.90%, 2/1/01            100         100
--------------------------------------------------------------------------------
Maryland HHEFA
   Baltimore City General Hosp.
      6.90%, 7/1/13 (AMBAC Insured)
      (Prerefunded 7/1/01+)                                   65          67
--------------------------------------------------------------------------------
Maryland Stadium Auth., VRDN (Currently 4.40%) *           8,000       8,000
--------------------------------------------------------------------------------
Univ. of Maryland Equipment, 5.50%, 12/1/00                  115         115
--------------------------------------------------------------------------------
Washington Suburban Sanitary Dist., GO,
      Refunding Water Supply., 6.00%, 11/1/00                400         400
--------------------------------------------------------------------------------
Total Maryland (Cost  $8,727)                                          8,727
                                                                    ------------

MASSACHUSETTS  0.3%
Massachusetts, GO
      6.00%, 6/1/11 (FGIC Insured)
      (Prerefunded 6/1/01+)                                  250         252
      --------------------------------------------------------------------------
      7.50%, 12/1/07 (MBIA Insured)
      (Prerefunded 12/1/00+)                                 450         460
--------------------------------------------------------------------------------
Total Massachusetts (Cost  $712)                                         712
                                                                    ------------
MICHIGAN  1.3%
Michigan State HDA
      VRDN (Currently 4.35%)
      (MBIA Insured) *                                   $ 2,000     $ 2,000
      --------------------------------------------------------------------------
      3.95%, 12/1/00 *                                       770         770
--------------------------------------------------------------------------------
Total Michigan (Cost  $2,770)                                          2,770
                                                                    ------------
MINNESOTA 1.5%
City of Rochester, 4.25 - 4.30%, 12/7/00                   2,900       2,900
--------------------------------------------------------------------------------
Minnesota Public Fac. Auth., PCR, 6.15%, 3/1/01              200         201
--------------------------------------------------------------------------------
Total Minnesota (Cost  $201)                                           3,101
                                                                    ------------
NEVADA  8.8%
Clark County Airport
      VRDN (Currently 4.35%) *                             7,700       7,700
      --------------------------------------------------------------------------
      VRDN (Currently 4.60%)
      (MBIA Insured) *                                       240         240
--------------------------------------------------------------------------------
Nevada, GO, 5.90%, 5/1/01                                    500         504
--------------------------------------------------------------------------------
Nevada, Municipal Bond Bank
      5.30%, 12/1/00 (Escrowed to Maturity)                  300         300
--------------------------------------------------------------------------------
Nevada Housing Division, Multi Unit Housing
      VRDN (Currently 4.45%)
      (FNMA Guaranteed) *                                  9,900       9,900
--------------------------------------------------------------------------------
Total Nevada (Cost  $18,644)                                          18,644
                                                                    ------------
NEW JERSEY  2.7%
Middlesex County Utilities Auth., Sewer
      6.50%, 3/15/11 (FGIC Insured)
      (Prerefunded 3/15/01+)                                  50          51
--------------------------------------------------------------------------------
New Jersey, GO
   TECP, 4.25%, 11/6/00                                    5,000       5,000
   -----------------------------------------------------------------------------
      6.25%, 9/15/01                                         500         508
--------------------------------------------------------------------------------
Transportation Trust Fund Auth., 5.00%, 6/15/01              200         201
--------------------------------------------------------------------------------
Total New Jersey (Cost  $5,760)                                        5,760
                                                                    ------------

NORTH CAROLINA  1.5%
Charlotte, VRDN (Currently 4.45%)
      (MBIA Insured)                                     $ 3,000     $ 3,000
      --------------------------------------------------------------------------
Charlotte, GO, Public Improvement, 6.50%, 2/1/08
      (MBIA Insured) (Prerefunded 2/1/01+)                   100         103
      --------------------------------------------------------------------------
   Water & Sewer, 6.50%, 2/1/09
      (Prerefunded 2/1/01+)                                   50          51
--------------------------------------------------------------------------------
Total North Carolina (Cost  $3,154)                                    3,154
                                                                    ------------
NORTH DAKOTA  0.1%
Univ. of North Dakota, 10.60%,
      4/1/06 (Prerefunded 4/1/01+)                           150         154
--------------------------------------------------------------------------------
Total North Dakota (Cost  $154)                                          154
                                                                    ------------
OREGON  0.7%
Oregon Housing & Community Services Dept.
   Single Family Mortgage, 4.30%, 3/29/01 *                1,540       1,540
--------------------------------------------------------------------------------
Total Oregon (Cost  $1,540)                                            1,540
                                                                    ------------
PENNSYLVANIA  4.0%
Berks County, GO
      7.25%, 11/15/20 (FGIC Insured)
      (Prerefunded 11/15/00+)                                 50          51
--------------------------------------------------------------------------------
Pennsylvania Higher Ed. Assistance Agency, Student Loan
      VRDN (Currently 4.40%)
      (AMBAC Insured) *                                    8,300       8,300
--------------------------------------------------------------------------------
Pennsylvania Turnpike Commission
      7.10%, 12/1/03 (FGIC Insured)
      (Prerefunded 12/1/00+)                                 300         307
--------------------------------------------------------------------------------
Total Pennsylvania (Cost  $8,658)                                      8,658
                                                                    ------------
SOUTH CAROLINA  1.8%
Berkeley County, PCR, Amoco Chemical
      VRDN (Currently 4.60%)                               1,000       1,000
--------------------------------------------------------------------------------
South Carolina Jobs Economic Dev. Auth.
   Charleston Advanced Polymer Project
      5.25%, 3/1/01 *                                    $ 2,685     $ 2,685
--------------------------------------------------------------------------------
South Carolina Public Service Auth., Santee Cooper
      6.00%, 7/1/31 (Prerefunded 7/1/01+)                    235         237
--------------------------------------------------------------------------------
Total South Carolina (Cost  $3,922)                                    3,922
                                                                    ------------

SOUTH DAKOTA  3.5%
South Dakota Housing Dev. Agency
      4.20%, 2/1/01 *                                      2,410        2,410
      --------------------------------------------------------------------------
      4.40%, 11/8/01 *                                     2,000       2,000
      --------------------------------------------------------------------------
      4.60%, 6/28/01 *                                     3,105       3,105
--------------------------------------------------------------------------------
Total South Dakota (Cost  $7,515)                                      7,515
                                                                    ------------
TENNESSEE  1.8%
Memphis, GO, 5.50%, 7/1/01 *                               1,170       1,178
--------------------------------------------------------------------------------
Tennessee Housing Dev. Agency, 4.75%, 3/15/01 *            2,600       2,600
--------------------------------------------------------------------------------
Total Tennessee (Cost  $3,778)                                         3,778
                                                                    ------------
TEXAS  9.8%
Colorado River Municipal Water Dist., Water Systems
      8.50%, 1/1/03 (AMBAC Insured)
      (Prerefunded 1/1/01+)                                1,000       1,007
--------------------------------------------------------------------------------
Gulf Coast Waste Disposal Auth., Amoco Oil
      VRDN (Currently 4.75%) *                             3,040       3,040
--------------------------------------------------------------------------------
Houston Airport
      5.25%, 7/1/01 (FGIC Insured) *                       2,350       2,361
--------------------------------------------------------------------------------
   TECP, 4.30%, 12/7/00 *                                  5,000       5,000
--------------------------------------------------------------------------------
San Antonio Electric & Gas, 5.20%, 2/1/01                    335         336
--------------------------------------------------------------------------------
South Texas Higher Ed. Auth.
      VRDN (Currently 4.35%)
      (MBIA Insured) *                                     1,000       1,000
--------------------------------------------------------------------------------
Texas, GO, Veteran's Land, VRDN (Currently 4.40%) *        1,000       1,000
--------------------------------------------------------------------------------
Trinity River Auth., PCR, VRDN (Currently 4.40%)           6,600       6,600
--------------------------------------------------------------------------------
Univ. of Texas Permanent Univ. Fund
      6.60%, 7/1/04 (Prerefunded 7/1/01+)                  $ 485       $ 501
--------------------------------------------------------------------------------
Total Texas (Cost  $20,845)                                           20,845
                                                                    ------------
UTAH  4.2%
Salt Lake City, Airport, VRDN (Currently 4.35%) *          1,000       1,000
--------------------------------------------------------------------------------
Salt Lake County Solid Waste, Kennecott Utah Copper
      VRDN (Currently 4.60%) *                             4,400       4,400
--------------------------------------------------------------------------------
Utah State Board of Regents, Student Loan
      VRDN (Currently 4.40%)
      (AMBAC Insured) *                                    3,500       3,500
--------------------------------------------------------------------------------
Total Utah (Cost  $8,900)                                              8,900
                                                                    ------------

VIRGINIA  4.8%
Capital Region Airport Commission, Richmond Int'l. Airport
      VRDN (Currently 4.50%)
      (AMBAC Insured) *                                    5,600       5,600
--------------------------------------------------------------------------------
Richmond, GO
   Public Improvement
      4.50%, 1/15/01                                         175         175
      --------------------------------------------------------------------------
      6.25%, 1/15/21
      (Prerefunded 1/15/01+)                                 200         205
      --------------------------------------------------------------------------
      6.40%, 1/15/05
      (Prerefunded 1/15/01+)                                  35          36
--------------------------------------------------------------------------------
Virginia HDA
      4.25%, 12/7/00 (FHA Guaranteed) *                    2,900       2,900
      --------------------------------------------------------------------------
      5.45%, 5/1/01 *                                        200         201
      --------------------------------------------------------------------------
      5.75%, 1/1/01 *                                      1,000       1,002
--------------------------------------------------------------------------------
Total Virginia (Cost  $10,118)                                        10,119
                                                                    ------------
WASHINGTON  3.1%
Port of Seattle, 6.00%, 11/1/00 (FGIC Insured) *         $ 1,325     $ 1,325
--------------------------------------------------------------------------------
Tacoma Electric Systems, 5.45%, 1/1/01 (AMBAC Insured)       250         250
--------------------------------------------------------------------------------
Washington, GO
      4.25%, 1/1/01                                        1,000       1,000
      --------------------------------------------------------------------------
      5.60%, 9/1/01                                          200         202
      --------------------------------------------------------------------------
      6.20%, 9/1/01                                        3,000       3,045
--------------------------------------------------------------------------------
Washington State Housing Fin. Commission
   Single Family, 4.40%, 4/1/01                              685         685
--------------------------------------------------------------------------------
Total Washington (Cost  $6,507)                                        6,507
                                                                    ------------
WISCONSIN  1.4%
Milwaukee, GO, 5.00%, 11/15/00                             1,000       1,000
--------------------------------------------------------------------------------
Wisconsin, GO, TECP, 4.40%, 1/17/01                        2,000       2,000
--------------------------------------------------------------------------------
Total Wisconsin (Cost  $3,000)                                         3,000
                                                                    ------------
WYOMING  2.4%
Lincoln County, PCR, Exxon, VRDN (Currently 4.65%) *       5,200       5,200
--------------------------------------------------------------------------------
Total Wyoming (Cost  $5,200)                                           5,200
                                                                    ------------

TOTAL INVESTMENT IN SECURITIES
   91.9% of Net Assets (Cost  $195,736)                            $ 195,736

   Other Assets Less Liabilities                                      17,266
                                                                    ------------
NET ASSETS                                                        $  213,002
                                                                    ------------
     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   BAN  Bond Anticipation Note
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
  FNMA  Federal National Mortgage Assoc.
    GO  General Obligation
   HDA  Housing  Development  Authority
 HHEFA  Health & Higher Educational  Facility Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  TECP  Tax-Exempt Commercial Paper
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Money Market Fund
------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             October 31, 2000
-----------------------------------
In thousands

ASSETS
------
Investments in securities, at value (cost $195,736)                $ 195,736
Receivable for investment securities sold                             17,888
Other assets                                                           1,844
                                                                    ------------
Total assets                                                          215,46
                                                                    ------------
LIABILITIES
-----------
Total liabilities                                                      2,466
                                                                    ------------
NET ASSETS                                                         $ 213,002
                                                                    ------------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions               $ (6)

Paid-in-capital applicable to 213,003,786 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                   213,008
                                                                    ------------
NET ASSETS                                                         $ 213,002
                                                                    ------------
NET ASSET VALUE PER SHARE                                                $ 1.00
                                                                    ------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Summit Municipal Intermediate Fund
------------------------------------------------
STATEMENT OF NET ASSETS                                         October 31, 2000
-----------------------
In thousands                                                 Par       Value
------------                                                 ---       -----
ALASKA  0.6%
Alaska HFC, 5.75%, 12/1/11 *                               $ 500       $ 513
--------------------------------------------------------------------------------
Total Alaska (Cost  $498)                                                513
                                                                    ------------
ARIZONA  2.0%
Arizona Transportation Board
   Maricopa County Regional Area Road Fund
      5.50%, 7/1/04                                        1,000       1,034
--------------------------------------------------------------------------------
Salt River Agricultural Improvement
      & Power, 6.50%, 1/1/04                                 500         529
--------------------------------------------------------------------------------
Total Arizona (Cost  $1,556)                                           1,563
                                                                    ------------
CALIFORNI  1.7%
California Public Works Board, Dept. of Corrections
      6.00%, 11/1/05 (MBIA Insured)                          250         270
--------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor Agency
   Toll Road
      Zero Coupon
      1/1/05 (Escrowed to Maturity)                          350         292
      --------------------------------------------------------------------------
      Zero Coupon, 1/15/17 (MBIA Insured)                    500         201
--------------------------------------------------------------------------------
Southern California Public Power Auth.
      5.96%, 7/1/17 (FGIC Insured)
      (Escrowed to Maturity)                                 600         608
--------------------------------------------------------------------------------
Total California (Cost  $1,341)                                        1,371
                                                                    ------------
COLORADO  0.9%
Denver City & County Airport
      6.75%, 11/15/22 (MBIA Insured)
      (Prerefunded 11/15/02+) *                              105         111
      --------------------------------------------------------------------------
      6.75%, 11/15/22 (MBIA Insured) *                       395         415
--------------------------------------------------------------------------------
E-470 Public Highway Auth.
      Zero Coupon, 8/31/26
      (Prerefunded 8/31/05+)                               1,000         166
--------------------------------------------------------------------------------
Total Colorado (Cost  $675)                                              692
                                                                    ------------

CONNECTICUT  2.2%
Connecticut, GO, 5.25%, 6/15/13 (FGIC Insured)           $ 1,000     $ 1,022
--------------------------------------------------------------------------------
Mashantucket Western Pequot Tribe, (144a)
      5.60%, 9/1/09                                          200         199
      --------------------------------------------------------------------------
      5.70%, 9/1/12                                          500         491
--------------------------------------------------------------------------------
Total Connecticut (Cost  $1,710)                                       1,712
                                                                    ------------
DISTRICT OF COLUMBIA  1.9%
Metropolitan Washington Airport Auth.
      6.625%, 10/1/12 (MBIA Insured) *                       500         525
--------------------------------------------------------------------------------
District of Columbia, GO, 5.20%,
      6/1/04 (AMBAC Insured)                               1,000       1,018
--------------------------------------------------------------------------------
Total District of Columbia (Cost  $1,539)                              1,543
                                                                    ------------
FLORIDA  6.1%
Dade County, Resource Recovery Fac.
      6.00%, 10/1/06 (AMBAC Insured) *                       500         531
--------------------------------------------------------------------------------
Dade County School Board
      5.60%, 8/1/26 (AMBAC Insured)
      (Prerefunded 8/1/06+)                                1,280       1,356
      --------------------------------------------------------------------------
   COP, 5.75%, 5/1/08 (MBIA Insured)                         365         383
--------------------------------------------------------------------------------
Dade County School Dist., GO,
      6.00%, 7/15/04 (MBIA Insured)                        1,000       1,050
--------------------------------------------------------------------------------
Florida Division of Bond Fin.
   Dept. of Environmental Preservation
      6.00%, 7/1/06 (MBIA Insured)                           500         535
--------------------------------------------------------------------------------
Indian Trace Community Dev. Dist., Water Management
      5.50%, 5/1/07 (MBIA Insured)                           500         524
--------------------------------------------------------------------------------
Leesburg Hosp., Regional Medical Center, 5.20%, 7/1/02       500         502
--------------------------------------------------------------------------------
Total Florida (Cost  $4,755)                                           4,881
                                                                    ------------
GEORGIA  3.3%
Coweta County Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
      7.625%, 10/1/06                                        400         414
--------------------------------------------------------------------------------
Private Colleges & Univ. Auth.,
      Emory Univ., 5.75%, 11/1/18                          1,955       2,026
--------------------------------------------------------------------------------
Savannah Economic Dev. Auth., College of Art & Design
      6.80%, 10/1/19                                       $ 200       $ 205
--------------------------------------------------------------------------------
Total Georgia (Cost  $2,601)                                           2,645
                                                                    ------------

HAWAII  2.7%
Hawaii, Airport, 6.70%, 7/1/05 (MBIA Insured) *              500         516
--------------------------------------------------------------------------------
Hawaii Dept. of Budget and Fin.
      Wilcox Memorial Hosp., 5.50%, 7/1/09                 1,690       1,610
--------------------------------------------------------------------------------
Total Hawaii (Cost  $2,258)                                            2,126
                                                                    ------------
ILLINOIS  4.0%
Chicago, GO, 5.75%, 1/1/05 (AMBAC Insured)                   660         688
--------------------------------------------------------------------------------
Chicago Board of Ed., GO,
      Zero Coupon, 12/1/12 (FGIC Insured)                  1,200         620
--------------------------------------------------------------------------------
Illinois HFA
   Edward Obligated Group
      5.00%, 2/15/09 (AMBAC Insured)                         500         502
      --------------------------------------------------------------------------
   Glen Oaks Medical Center
      9.50%, 11/15/15 (Escrowed to Maturity)                  65          67
      --------------------------------------------------------------------------
   Hinsdale Hosp.
      7.00%, 11/15/19 (Escrowed to Maturity)                 260         282
--------------------------------------------------------------------------------
Metropolitan Pier & Expo Auth., McCormick Place
      5.375%, 12/15/17 (FGIC Insured)                      1,000         993
--------------------------------------------------------------------------------
Total Illinois (Cost  $3,137)                                          3,152
                                                                    ------------
INDIANA  1.6%
Goshen, Greencroft Obligation Group, 5.20%, 8/15/06          750         704
--------------------------------------------------------------------------------
St. Joseph County Economic Dev.
   Madison Center
      5.10%, 2/15/05                                         260         256
      --------------------------------------------------------------------------
      5.25%, 2/15/07                                         295         289
--------------------------------------------------------------------------------
Total Indiana (Cost  $1,301)                                           1,249
                                                                    ------------
IOWA  0.3%
Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                   250         233
--------------------------------------------------------------------------------
Total Iowa (Cost  $250)                                                  233
                                                                    ------------
KENTUCKY  1.8%
Kenton County Airport Board, Delta Airlines
      7.50%, 2/1/12 *                                    $ 1,000     $ 1,035
--------------------------------------------------------------------------------
Kentucky Property & Buildings Commission
      6.40%, 11/1/01                                         390         397
--------------------------------------------------------------------------------
Total Kentucky (Cost  $1,447)                                          1,432
                                                                    ------------

LOUISIANA  1.3%
Plaquemines Parish, British Petroleum Amoco
      VRDN (Currently 4.75%) *                             1,000       1,000
--------------------------------------------------------------------------------
Total Louisiana (Cost  $1,000)                                         1,000
                                                                    ------------
MARYLAND  6.3%
Maryland Energy Fin. Admin.
   Wheelabrator Technologies
      5.85%, 12/1/05 *                                     1,510       1,555
      --------------------------------------------------------------------------
      6.30%, 12/1/10 *                                       250         262
--------------------------------------------------------------------------------
Maryland HHEFA, Good Samaritan Hosp.
      5.50%, 7/1/05 (Escrowed to Maturity)                   700         727
--------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Auth.
   IDR, Baltimore Resco Retrofit, 5.00%, 1/1/12 *            700         607
--------------------------------------------------------------------------------
   Montgomery County Resources
      6.20%, 7/1/10 *                                        750         782
      --------------------------------------------------------------------------
      6.30%, 7/1/16 (MBIA Insured) *                         500         519
      --------------------------------------------------------------------------
      7.10%, 1/1/03 (MBIA Insured)                           550         579
--------------------------------------------------------------------------------
Total Maryland (Cost  $4,936)                                          5,031
                                                                    ------------
MASSACHUSETTS  1.4%
Massachusetts, GO, 6.30%, 11/1/05 (FGIC Insured)             250         268
--------------------------------------------------------------------------------
Massachusetts Water Pollution, 6.00%, 8/1/15                 800         853
--------------------------------------------------------------------------------
Total Massachusetts (Cost  $1,062)                                     1,121
                                                                    ------------
MICHIGAN  6.4%
Garden City HFA, Garden City Hosp., 5.375%, 9/1/03         1,125       1,079
--------------------------------------------------------------------------------
Greater Detroit Resource Recovery Auth.
      6.25%, 12/13/05 (AMBAC Insured)                      1,000       1,072
--------------------------------------------------------------------------------
Michigan HFA, Mercy Health, 5.00%, 8/15/12               $ 1,395     $ 1,394
--------------------------------------------------------------------------------
Michigan Hosp. Fin. Auth., Ascension Health
      5.30%, 11/15/33                                      1,000         997
--------------------------------------------------------------------------------
Michigan Municipal Bond Auth.
   Clean Water Revolving Fund, 5.50%, 10/1/04                500         517
--------------------------------------------------------------------------------
Total Michigan (Cost  $5,037)                                          5,059
                                                                    ------------

MISSOURI  0.9%
Good Shepherd Nursing Home Dist.
   Nursing Home Fac., 5.45%, 8/15/08                         395         365
--------------------------------------------------------------------------------
St. Louis Airport, 6.25%, 1/1/03                             350         355
--------------------------------------------------------------------------------
Total Missouri (Cost  $748)                                              720
                                                                    ------------
NEVADA  1.2%
Clark County Airport, Las Vegas/McCarran Int'l. Airport
      5.00%, 7/1/16 (MBIA Insured)                         1,000         960
--------------------------------------------------------------------------------
Total Nevada (Cost  $894)                                                960
                                                                    ------------
NEW HAMPSHIRE  0.5%
New Hampshire Housing Fin. Auth.
   Single Family
      5.90%, 1/1/01 *                                        100         100
      --------------------------------------------------------------------------
      5.90%, 7/1/01 *                                        100         101
      --------------------------------------------------------------------------
      6.00%, 7/1/02 *                                        105         107
      --------------------------------------------------------------------------
      6.10%, 1/1/03 *                                        105         107
--------------------------------------------------------------------------------
Total New Hampshire (Cost  $410)                                         415
                                                                    ------------
NEW JERSEY  5.4%
New Jersey Economic Dev. Auth., Winchester Gardens
      8.625%, 11/1/25                                        210         222
--------------------------------------------------------------------------------
New Jersey Ed. Fac. Auth., Georgian Court College
      5.00%, 7/1/04                                          475         473
--------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Auth.
   Transportation Systems
      5.625%, 6/15/14                                      1,000       1,055
      --------------------------------------------------------------------------
      5.75%, 6/15/11                                       1,000       1,074
--------------------------------------------------------------------------------
Port Auth. of New York & New Jersey
      5.875%, 9/15/15 (FGIC Insured) *                   $ 1,000     $ 1,037
      --------------------------------------------------------------------------
      6.50%, 10/1/01 *                                       400         405
--------------------------------------------------------------------------------
Total New Jersey (Cost  $4,163)                                        4,266
                                                                    ------------
NEW YORK  8.4%
Dormitory Auth. of the State of New York
   City Univ.
      5.50%, 7/1/03                                        1,000       1,023
      --------------------------------------------------------------------------
      6.875%, 7/1/14 (MBIA Insured)
      (Prerefunded 7/1/04+)                                  350         385
      --------------------------------------------------------------------------

   Mental Health Services Fac., 6.00%, 2/15/06             1,500       1,590
   -----------------------------------------------------------------------------
   Nyack Hosp., 6.00%, 7/1/06                                250         249
   -----------------------------------------------------------------------------
   State Univ. Ed. Fac., GO, 7.40%, 5/15/01                  150         153
--------------------------------------------------------------------------------
Nassau County IDA, Hofstra Univ.
      6.70%, 1/1/09 (Prerefunded 1/1/05+)                    250         275
--------------------------------------------------------------------------------
New York City, GO
      5.25%, 8/1/03                                        1,000       1,019
      --------------------------------------------------------------------------
      7.00%, 8/1/04                                        1,000       1,081
--------------------------------------------------------------------------------
New York State Environmental Fac.
   Water Revolving Fund, 6.875%, 6/15/10                      50          52
--------------------------------------------------------------------------------
New York State Housing Fin. Agency
   Service Contract Obligation
      5.85%, 9/15/09                                         300         316
--------------------------------------------------------------------------------
New York State Mortgage Agency, Homeowner Mortgage
      5.80%, 10/1/06 *                                       500         510
--------------------------------------------------------------------------------
Total New York (Cost  $6,500)                                          6,653
                                                                    ------------
NORTH CAROLINA  0.9%
North Carolina Eastern Municipal
      Power Agency, 6.70%, 1/1/19                            700         728
--------------------------------------------------------------------------------
Total North Carolina (Cost  $700)                                        728
                                                                    ------------
OHIO  1.5%
Fairfield Economic Dev. Auth., Beverly Enterprises
      8.50%, 1/1/03                                          130         133
--------------------------------------------------------------------------------
Ohio Housing Fin. Agency,
      Residential, 5.025%, 3/1/21 *                        1,030       1,021
--------------------------------------------------------------------------------
Total Ohio (Cost  $1,164)                                              1,154
                                                                    ------------
PENNSYLVANIA  5.5%
Allegheny County Sanitary Auth. Sewer
      5.75%, 12/1/16 (MBIA Insured)                      $ 1,410     $ 1,475
--------------------------------------------------------------------------------
Beaver County IDA, PCR, Toledo Edison, 4.85%, 6/1/30         500         487
--------------------------------------------------------------------------------
Pennsylvania, GO, 5.375%, 11/15/03 (FGIC Insured)            500         514
--------------------------------------------------------------------------------
Pennsylvania Intergovernmental Cooperative Auth.
      7.00%, 6/15/04 (FGIC Insured)
      (Escrowed to Maturity)                                 400         433
--------------------------------------------------------------------------------

Philadelphia Auth. for Ind. Dev.,
      Pauls Run, 5.85%, 5/15/13                              500         442
--------------------------------------------------------------------------------
Philadelphia HHEFA, Childrens Hosp., 5.25%, 2/15/06        1,000       1,003
--------------------------------------------------------------------------------
Total Pennsylvania (Cost  $4,364)                                      4,354
                                                                    ------------
SOUTH CAROLINA  8.6%
Berkeley County, PCR, Amoco Chemical
      VRDN (Currently 4.75%) *                               500         500
--------------------------------------------------------------------------------
Charleston County Resource Recovery, Foster Wheeler
      5.10%, 1/1/08 (AMBAC Insured) *                      1,700       1,715
--------------------------------------------------------------------------------
South Carolina, GO, School Fac., 5.75%, 1/1/08             3,000       3,203
--------------------------------------------------------------------------------
South Carolina Public Service Auth.
      6.25%, 1/1/05 (MBIA Insured)                         1,350       1,432
--------------------------------------------------------------------------------
Total South Carolina (Cost  $6,721)                                    6,850
                                                                    ------------
TENNESSEE  1.2%
Memphis-Shelby County Airport Auth.
      6.25%, 2/15/11 (MBIA Insured) *                        200         219
--------------------------------------------------------------------------------
Tennessee Housing Dev. Agency
      4.95%, 7/1/10 *                                        420         417
      --------------------------------------------------------------------------
      5.05%, 7/1/11 *                                        355         353
--------------------------------------------------------------------------------
Total Tennessee (Cost  $981)                                             989
                                                                    ------------
TEXAS  7.7%
Abilene Health Fac. Dev.,
      Sears Methodist Retirement System
      5.40%, 11/15/09                                        700         636
--------------------------------------------------------------------------------
Austin Airport, 5.75%, 11/15/08 (MBIA Insured) *             500         522
--------------------------------------------------------------------------------
Brazos Higher Ed. Auth., Student Loan, 5.95%, 6/1/02 *       470         473
--------------------------------------------------------------------------------
Dallas-Fort Worth Int'l. Airport Fac., 6.05%, 5/1/29 *       250         252
--------------------------------------------------------------------------------
Harris County Health Fac. Dev., Texas Childrens Hosp.
      5.375%, 10/1/12                                      $ 800       $ 806
--------------------------------------------------------------------------------
Houston, Water & Sewer, 7.00%, 12/1/03 (AMBAC Insured)       270         289
--------------------------------------------------------------------------------

Lower Colorado River Auth.,
      5.75%, 5/15/11 (FSA Insured)                         1,370       1,455
--------------------------------------------------------------------------------
North East Independent School Dist., GO, 6.00%, 2/1/16     1,100       1,160
--------------------------------------------------------------------------------
Tarrant County Health Fac. Dev., Texas Health Resources
      5.75%, 2/15/10 (MBIA Insured)                          500         510
--------------------------------------------------------------------------------
Total Texas (Cost  $6,072)                                             6,103
                                                                    ------------
VIRGINIA  3.2%
Bedford County IDA, PCR, Georgia-Pacific, 4.60%, 8/1/04      200         198
--------------------------------------------------------------------------------
Southeastern Public Service Auth., Solid Waste Systems
      5.875%, 7/1/08 *                                       500         503
--------------------------------------------------------------------------------
Virginia Public School Auth.,
      School Financing, GO, 5.00%, 1/1/04                  1,300       1,320
--------------------------------------------------------------------------------
Virginia Transportation Board
   Northern Virginia Transportation Dist.
      5.80%, 5/15/04                                         500         521
--------------------------------------------------------------------------------
Total Virginia (Cost  $2,522)                                          2,542
                                                                    ------------
WASHINGTON  2.6%
King County, GO, 5.25%, 12/1/07                            1,500       1,553
--------------------------------------------------------------------------------
Washington Health Care Fac. Auth.
   Virginia Mason Medical Center
      6.00%, 8/15/08 (MBIA Insured)                          500         534
--------------------------------------------------------------------------------
Total Washington (Cost  $2,082)                                        2,087
                                                                    ------------
WEST VIRGINIA  4.2%
Putnam County, PCR, Appalachian Power, 6.60%, 7/1/19       3,000       3,046
--------------------------------------------------------------------------------
West Virginia, GO, Zero Coupon, 11/1/12 (FGIC Insured)       600         321
--------------------------------------------------------------------------------
Total West Virginia (Cost  $3,474)                                     3,367
                                                                    ------------
WISCONSIN  2.2%
Milwaukee Metropolitan
      Sewage Dist., GO, 6.25%, 10/1/05                     1,600       1,713
--------------------------------------------------------------------------------
Total Wisconsin (Cost  $1,681)                                         1,713
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
   98.5% of Net Assets (Cost  $77,579)                              $ 78,224

   Other Assets Less Liabilities                                       1,183
                                                                    ------------

NET ASSETS                                                          $ 79,407
                                                                    ------------
Net Assets Consist of:

Accumulated  net  realized  gain/loss  -  net  of  distributions    $ (1,511)
Net unrealized gain (loss)                                               645
Paid-in-capital  applicable to 7,711,796  shares of $0.0001  par value  capital  stock  outstanding;  4,000,000,000  shares
of the Corporation authorized                                         80,273
                                                                    ------------
NET ASSETS                                                          $ 79,407
                                                                    ------------
NET ASSET VALUE PER SHARE                                            $ 10.30
                                                                    ------------
     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.9% of net assets.
 AMBAC  AMBAC Indemnity Corp.
   COP  Certificates of Participation
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HFA  Health Facility Authority
   HFC  Housing Finance Corp.
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
   IDR  Industrial Development Revenue
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Income Fund
------------------------------------------
Statement of Net Assets                                         October 31, 2000
-----------------------
In thousands                                                 Par       Value
------------                                                 ---       -----
ALABAMA  0.7%
Baldwin County Eastern Shore Health Care Auth.
   Thomas Hosp., 6.75%, 4/1/21                             $ 200       $ 187
--------------------------------------------------------------------------------
Decatur Ind. Dev. Board
   Solid Waste Disposal, Amoco Chemical
      VRDN (Currently 4.75%) *                               300         300
--------------------------------------------------------------------------------
Total Alabama (Cost  $496)                                               487
                                                                    ------------

ALASKA  3.1%
Alaska HFC, 5.75%, 12/1/11 *                               1,150       1,180
--------------------------------------------------------------------------------
Alaska Student Loan Corp.
      5.10%, 7/1/10 (AMBAC Insured) *                      1,000         991
--------------------------------------------------------------------------------
Total Alaska (Cost  $2,142)                                            2,171
                                                                    ------------
ARIZONA  2.4%
Phoenix, GO, 5.875%, 7/1/18                                  575         602
--------------------------------------------------------------------------------
Phoenix Civic Improvement Corp.
      6.25%, 7/1/17 (FGIC Insured)                         1,000       1,087
--------------------------------------------------------------------------------
Total Arizona (Cost  $1,619)                                           1,689
                                                                    ------------
CALIFORNIA  3.8%
Chula Vista, Sub-Gateway Town Center, 7.50%, 1/1/32 *        500         468
--------------------------------------------------------------------------------
Foothill / Eastern Transportation Corridor Agency
   Toll Road
      Zero Coupon, 1/15/17 (MBIA Insured)                    500         201
      --------------------------------------------------------------------------
      Zero Coupon, 1/1/26
      (Escrowed to Maturity)                                 500         122
--------------------------------------------------------------------------------
Los Angeles Regional Airports
   LAX Airport Improvement, IDR, 5.65%, 8/1/17 *             965         833
--------------------------------------------------------------------------------
Placentia PFA, Special Tax, 6.60%, 9/1/15                    100         102
--------------------------------------------------------------------------------
Pomona Unified School Dist., GO
      6.15%, 8/1/15 (MBIA Insured)                           145         162
--------------------------------------------------------------------------------
Poway Community Fac. Dist., 6.75%, 8/15/15                   425         454
--------------------------------------------------------------------------------
Santa Ana Housing Auth., Villa Del Sol Apartments
      5.65%, 11/1/21
      (FNMA Guaranteed) *                                  $ 300       $ 306
--------------------------------------------------------------------------------
Total California (Cost  $2,745)                                        2,648
                                                                    ------------
COLORADO  0.5%
Arapahoe County Colorado Capital Improvement
      Zero Coupon, 8/31/26
      (Prerefunded 8/31/05+)                               2,000         331
--------------------------------------------------------------------------------
Total Colorado (Cost  $314)                                              331
                                                                    ------------
CONNECTICUT  0.8%
Mashantucket Western Pequot Tribe, (144a)
      5.70%, 9/1/12                                          250         246
--------------------------------------------------------------------------------
      5.75%, 9/1/27                                          300         275
--------------------------------------------------------------------------------
Total Connecticut (Cost  $535)                                           521
                                                                    ------------

DISTRICT OF COLUMBIA  1.5%
District of Columbia, GO, 6.00%, 6/1/17 (MBIA Insured)     1,000       1,064
--------------------------------------------------------------------------------
Total District of Columbia (Cost  $1,020)                              1,064
                                                                    ------------
GEORGIA  2.9%
Athens-Clarke Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Athens, 6.375%, 10/1/27                   200         174
--------------------------------------------------------------------------------
Atlanta Airport, 6.25%, 1/1/14 (FGIC Insured) *            1,000       1,080
--------------------------------------------------------------------------------
Coweta County Residential Care Fac. for the Elderly Auth.
   Wesley Woods of Newnan-Peachtree City
      8.20%, 10/1/16                                         215         229
--------------------------------------------------------------------------------
Georgia Housing Fin. Auth.,
      Single Family, 6.45%, 12/1/27 *                        210         214
--------------------------------------------------------------------------------
Municipal Electric Auth. of Georgia
      5.70%, 1/1/19 (MBIA Insured)                           100         103
--------------------------------------------------------------------------------
Rockdale County Dev. Auth., Solid Waste Disposal
   Visy Paper, 7.50%, 1/1/26 *                               225         230
--------------------------------------------------------------------------------
Total Georgia (Cost  $2,000)                                           2,030
                                                                    ------------
IDAHO  0.1%
Idaho Housing Agency, Single Family
      6.60%, 7/1/27 (FHA Guaranteed) *                      $ 85        $ 87
--------------------------------------------------------------------------------
Total Idaho (Cost  $85)                                                   87
                                                                    ------------
ILLINOIS  6.0%
Chicago, GO, 6.75%, 1/1/35 (FGIC Insured)                    500         558
--------------------------------------------------------------------------------
Chicago Board of Ed., GO
   School Reform Board
      Zero Coupon, 12/1/15 (AMBAC Insured)                 1,000         436
      --------------------------------------------------------------------------
      5.25%, 12/1/17 (FGIC Insured)                        1,000         990
--------------------------------------------------------------------------------
DuPage County, Windsor Park Manor, 7.20%, 12/1/14            200         199
--------------------------------------------------------------------------------
Illinois HFA
   Community Hosp. of Ottawa, 6.85%, 8/15/24                 200         200
--------------------------------------------------------------------------------
   Glen Oaks Medical Center
      7.00%, 11/15/19
      (Escrowed to Maturity)                                 145         157
      --------------------------------------------------------------------------
      9.50%, 11/15/15
      (Escrowed to Maturity)                                  65          67
      --------------------------------------------------------------------------

   Highland Park Hosp.
      5.75%, 10/1/17 (MBIA Insured)                          140         142
      --------------------------------------------------------------------------
   Holy Cross Hosp., 6.70%, 3/1/14                           300         255
   -----------------------------------------------------------------------------
   Riverside Health Systems, 6.00%, 11/15/18                 365         349
--------------------------------------------------------------------------------
Will County Environmental, Exxon Mobil
      VRDN (Currently 4.70%)                                 800         800
--------------------------------------------------------------------------------
Total Illinois (Cost  $4,239)                                          4,153
                                                                    ------------
IOWA  1.6%
Iowa Fin. Auth., Single Family Mortgage, 5.70%, 1/1/27       990         973
--------------------------------------------------------------------------------
Iowa HFA, Wesley Retirement, 6.25%, 2/1/12                   160         149
--------------------------------------------------------------------------------
Total Iowa (Cost  $1,098)                                              1,122
                                                                    ------------
KANSAS  0.4%
City of Olathe, Aberdeen Village, 8.00%, 5/15/30             250         251
--------------------------------------------------------------------------------
Total Kansas (Cost  $243)                                                251
                                                                    ------------
KENTUCKY  1.2%
Kenton County Airport Board, Delta Airlines
      7.50%, 2/1/20 *                                      $ 100       $ 103
--------------------------------------------------------------------------------
Kentucky Economic Dev. Fin. Auth.
   Norton Healthcare
      Zero Coupon, 10/1/13 (MBIA Insured)                  1,500         736
--------------------------------------------------------------------------------
Total Kentucky (Cost  $823)                                              839
                                                                    ------------
LOUISIANA  2.2%
New Orleans, GO, 5.50%, 12/1/21 (FGIC Insured)             1,000         999
--------------------------------------------------------------------------------
St. Charles Parish, PCR, 4.85%, 6/1/02                       500         496
--------------------------------------------------------------------------------
Total Louisiana (Cost  $1,442)                                         1,495
                                                                    ------------
MAINE  1.5%
Maine Housing Auth., 6.40%, 11/15/19 *                     1,000       1,044
--------------------------------------------------------------------------------
Total Maine (Cost  $1,000)                                             1,044
                                                                    ------------
MARYLAND  3.8%
Maryland CDA, Single Family, 7.25%, 4/1/19 *                 140         144
--------------------------------------------------------------------------------
Maryland Economic Dev., 5.50%, 7/15/09                       445         434
--------------------------------------------------------------------------------
Maryland Energy Fin. Admin.,
      Wheelabrator Technologies 6.45%, 12/1/16 *             500         511
--------------------------------------------------------------------------------

Maryland HHEFA, Univ. of Maryland Medical System
      6.625%, 7/1/20                                         700         721
--------------------------------------------------------------------------------
Northeast Maryland Waste Disposal Auth.
   IDR, Baltimore Resco Retrofit, 5.00%, 1/1/12 *            300         260
--------------------------------------------------------------------------------
   Montgomery County Resources, 6.20%, 7/1/10 *              500         522
--------------------------------------------------------------------------------
Total Maryland (Cost  $2,570)                                          2,592
                                                                    ------------
MASSACHUSETTS  3.5%
Massachusetts Bay Transportation Auth., 5.25%, 7/1/30      1,000         948
--------------------------------------------------------------------------------
Massachusetts HEFA, Melrose Wakefield Healthcare
      5.375%, 7/1/05 (Escrowed to Maturity)                  350         363
--------------------------------------------------------------------------------
Massachusetts Water Pollution, 6.00%, 8/1/18               1,050       1,134
--------------------------------------------------------------------------------
Total Massachusetts (Cost  $2,356)                                     2,445
                                                                    ------------
MICHIGAN  2.1%
Michigan Hosp. Fin. Auth., Mercy Health, 5.50%, 8/15/20    $ 500       $ 484
--------------------------------------------------------------------------------
Michigan Strategic Fund, IDR, WMX Technologies
      6.00%, 12/1/13 *                                     1,000         940
--------------------------------------------------------------------------------
Total Michigan (Cost  $1,515)                                          1,424
                                                                    ------------
MINNESOTA  0.3%
Minneapolis, Walker Methodist, 5.875%, 11/15/18              250         221
--------------------------------------------------------------------------------
Total Minnesota (Cost  $247)                                             221
                                                                    ------------
MISSISSIPPI  0.8%
Mississippi Business Fin., PCR, Systems Energy Resources
      5.875%, 4/1/22                                         500         459
--------------------------------------------------------------------------------
Warren County, PCR, Mississippi Power and Light
      7.00%, 4/1/22                                          100         103
--------------------------------------------------------------------------------
Total Mississippi (Cost  $597)                                           562
                                                                    ------------
MISSOURI  1.5%
Missouri Higher Ed. Loan Auth.,
      Student Loan, 5.85%, 7/15/10 *                       1,000       1,034
--------------------------------------------------------------------------------
Total Missouri (Cost  $1,000)                                          1,034
                                                                    ------------

NEVADA  2.0%
Clark County Airport
   Las Vegas/ McCarran Int'l. Airport
      5.00%, 7/1/16 (MBIA Insured)                         1,000         960
      --------------------------------------------------------------------------
      6.00%, 7/1/17 (MBIA Insured) *                         250         256
--------------------------------------------------------------------------------
Clark County, IDR, Southwest Gas, 6.50%, 12/1/33 *           200         194
--------------------------------------------------------------------------------
Total Nevada (Cost  $1,325)                                            1,410
                                                                    ------------
NEW HAMPSHIRE  1.0%
New Hampshire HHEFA, Wentworth Douglass Hosp.
      5.375%, 1/1/15 (MBIA Insured)                          500         505
--------------------------------------------------------------------------------
New Hampshire Housing Fin. Auth., Single Family
      6.85%, 7/1/14 *                                      $ 165       $ 169
--------------------------------------------------------------------------------
Total New Hampshire (Cost  $663)                                         674
                                                                    ------------
NEW JERSEY  5.9%
New Jersey Economic Dev. Auth.
   Evergreens, 6.00%, 10/1/17                                130         112
--------------------------------------------------------------------------------
   Transportation Project, GO
      5.75%, 5/1/10 (FSA Insured)                          1,000       1,076
      --------------------------------------------------------------------------
   Winchester Gardens, 8.625%, 11/1/25                       210         221
--------------------------------------------------------------------------------
New Jersey HFFA, Irvington General Hosp.
      5.875%, 8/1/06 (FHA Guaranteed)
      (Prerefunded 8/1/04+)                                  140         149
--------------------------------------------------------------------------------
New Jersey Housing and Mortgage Fin. Agency
      6.35%, 10/1/27 (MBIA Insured) *                        250         258
--------------------------------------------------------------------------------
New Jersey Sports & Exposition Auth., Monmouth Park
      8.00%, 1/1/25 (Prerefunded 1/1/05+)                    100         115
--------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Auth.
   Transportation Systems, 5.75%, 6/15/15                    500         533
--------------------------------------------------------------------------------
New Jersey Turnpike Auth.
      10.375%, 1/1/03 (Escrowed to Maturity)                 440         470
--------------------------------------------------------------------------------
Port Auth. of New York & New Jersey
      5.875%, 9/15/15 (FGIC Insured) *                     1,000       1,037
      --------------------------------------------------------------------------
      6.50%, 10/1/01 *                                       100         101
--------------------------------------------------------------------------------
Total New Jersey (Cost  $3,979)                                        4,072
                                                                    ------------

NEW MEXICO  2.1%
Bernalillo County, Gross Tax Receipts, 5.25%, 10/1/26      1,000         951
--------------------------------------------------------------------------------
New Mexico Mortgage Fin. Auth., Single Family Mortgage
      6.30%, 9/1/27                                          500         515
--------------------------------------------------------------------------------
Total New Mexico (Cost  $1,381)                                        1,466
                                                                    ------------
NEW YORK  10.7%
Dormitory Auth. of the State of New York
   Nyack Hosp., 6.00%, 7/1/06                              $ 250       $ 249
--------------------------------------------------------------------------------
   Rockefeller Univ., 5.00%, 7/1/28                          750         693
--------------------------------------------------------------------------------
   Univ. Ed. Fac., 5.25%, 5/15/15 (AMBAC Insured)            500         507
--------------------------------------------------------------------------------
Nassau County IDA, Hofstra Univ.
      6.80%, 1/1/11 (Prerefunded 1/1/05+)                    290         320
--------------------------------------------------------------------------------
New York Dormitory Auth.,
      Mount Sinai Health, 6.50%, 7/1/25                      275         284
--------------------------------------------------------------------------------
New York City, GO, 6.25%, 8/1/09                             350         377
--------------------------------------------------------------------------------
New York City Municipal Water Fin. Auth., 6.00%, 6/15/33     400         416
--------------------------------------------------------------------------------
New York State Dormitory Auth.
   Mental Health Services Fac. Improvement
      5.25%, 8/15/30 (FSA Insured)                         1,250       1,183
--------------------------------------------------------------------------------
New York State Environmental Fac., PCR
   State Water Revolving Fund, 6.90%, 11/15/15               200         218
--------------------------------------------------------------------------------
New York State Mortgage Agency
   Homeowner Mortgage
      5.85%, 10/1/18 *                                     1,000       1,013
      --------------------------------------------------------------------------
      6.625%, 9/13/05 *                                       75          78
--------------------------------------------------------------------------------
New York State Urban Dev., 5.375%, 7/1/22                  1,000         977
--------------------------------------------------------------------------------
Triborough Bridge and Tunnel Auth., 5.90%, 1/1/08          1,000       1,071
--------------------------------------------------------------------------------
Total New York (Cost  $7,146)                                          7,386
                                                                    ------------
NORTH CAROLINA  2.7%
North Carolina Eastern
      Municipal Power Agency, 6.70%, 1/1/19                  700         728
--------------------------------------------------------------------------------
North Carolina Medical Care Commission Hosp.
   Firsthealth of the Carolinas, 4.75%, 10/1/26              750         638
--------------------------------------------------------------------------------

North Carolina Municipal Power Agency, Catawba Electric
      5.90%, 1/1/03                                          500         508
--------------------------------------------------------------------------------
Total North Carolina (Cost  $1,898)                                    1,874
                                                                    ------------
OHIO  4.9%
Akron, Municipal Baseball Stadium,
      COP, Zero Coupon, 12/1/16                              300         297
--------------------------------------------------------------------------------
Fairfield Economic Dev. Auth., Beverly Enterprises
      8.50%, 1/1/03                                           55          56
--------------------------------------------------------------------------------
Franklin County Health Care Fac., Ohio Presbyterian
      5.35%, 7/1/09                                        $ 500       $ 463
--------------------------------------------------------------------------------
Hamilton County, Sales Tax,
      5.25%, 12/1/32 (AMBAC Insured)                       1,000         947
--------------------------------------------------------------------------------
Ohio Building Auth.,
      Adult Correctional Fac., 5.50%, 10/1/11              1,000       1,047
--------------------------------------------------------------------------------
Ohio Air Quality Dev. Auth., PCR, Cleveland Electric
      6.00%, 8/1/20                                          500         470
--------------------------------------------------------------------------------
Ohio Water Dev. Auth.,
      PCR, Toledo Edison, 8.00%, 10/1/23 *                   100         106
--------------------------------------------------------------------------------
Total Ohio (Cost  $3,405)                                              3,386
                                                                    ------------
OKLAHOMA  0.2%
Tulsa Municipal Airport, IDR, American Airlines
      7.375%, 12/1/20 *                                      150         153
--------------------------------------------------------------------------------
Total Oklahoma (Cost  $148)                                              153
                                                                    ------------
OREGON  2.6%
Port of Portland, Portland Int'l. Airport
      5.50%, 7/1/14 (AMBAC Insured) *                      1,000       1,010
--------------------------------------------------------------------------------
Portland Sewer Systems, 5.75%, 8/1/20 (FGIC Insured)         750         771
--------------------------------------------------------------------------------
Total Oregon (Cost  $1,756)                                            1,781
                                                                    ------------
PENNSYLVANIA  2.1%
Beaver County IDA, PCR,
      Cleveland Electric, 7.625%, 5/1/25                     100         106
--------------------------------------------------------------------------------
Bucks County IDA, Chandler Hall, 6.10%, 5/1/14               500         450
--------------------------------------------------------------------------------
Erie County IDA, Beverly Enterprises, 6.625%, 5/1/02          50          50
--------------------------------------------------------------------------------

Montgomery County Ed. & Health, Faulkeways at Gwynedd
      6.75%, 11/15/24                                        400         395
--------------------------------------------------------------------------------
Southeastern Pennsylvania Transportation Auth.
      4.75%, 3/1/24 (FGIC Insured)                           500         436
--------------------------------------------------------------------------------
Total Pennsylvania (Cost  $1,474)                                      1,437
                                                                    ------------
PUERTO RICO  1.1%
Puerto Rico Highway &
      Transportation Auth., 5.50%, 7/1/15                    250         261
--------------------------------------------------------------------------------
Puerto Rico Ind. Tourist, Ed., Medical &
      Environmental Fac. Cogen Fac., 6.625%, 6/1/26 *        500         518
--------------------------------------------------------------------------------
Total Puerto Rico (Cost  $735)                                           779
                                                                    ------------
SOUTH CAROLINA 1.8%
Connector 2000 Assoc., Greenville Toll Road
      Zero Coupon, 1/1/12                                $ 1,000       $ 436
--------------------------------------------------------------------------------
Oconee County PCR, Duke Energy
      VRDN (Currently 4.80%) *                               600         600
--------------------------------------------------------------------------------
South Carolina Public Service Auth., Santee Cooper
      6.25%, 1/1/22 (AMBAC Insured)                          200         210
--------------------------------------------------------------------------------
Total South Carolina (Cost  $1,344)                                    1,246
                                                                    ------------
SOUTH DAKOTA  0.3%
South Dakota HDA, 6.65%, 5/1/14                              185         191
--------------------------------------------------------------------------------
Total South Dakota (Cost  $185)                                          191
                                                                    ------------
TENNESSEE  0.4%
Memphis-Shelby County Airport Auth.
      6.25%, 2/15/11 (MBIA Insured) *                        100         109
--------------------------------------------------------------------------------
Metropolitan Gov't. of Nashville & Davidson Counties
   Mur-Ci Homes, 7.75%, 12/1/26                              200         188
--------------------------------------------------------------------------------
Total Tennessee (Cost  $298)                                             297
                                                                    ------------
TEXAS  6.6%
Abilene Health Fac. Dev., Sears Methodist Retirement
      5.90%, 11/15/25                                        250         205
--------------------------------------------------------------------------------
Amarillo Health Fac. Dev., Sears Panhandle Retirement
      7.75%, 8/15/26 (Prerefunded 8/15/06+)                  200         234
--------------------------------------------------------------------------------
Harris County, Toll Road
      6.375%, 8/15/24 (MBIA Insured)
      (Prerefunded 8/15/04+)                                 250         270
--------------------------------------------------------------------------------

Harris County Health Fac. Dev., Texas Childrens Hosp.
      5.375%, 10/1/12                                        800         806
--------------------------------------------------------------------------------
Houston, 6.40%, 6/1/27                                       250         255
--------------------------------------------------------------------------------
Matagorda County Navigation Dist.,
      Reliant Energy, 5.20%, 11/1/02                       1,000         996
--------------------------------------------------------------------------------
Texas, GO, Veterans Housing Assistance, 6.25%, 12/1/15      $ 15        $ 15
--------------------------------------------------------------------------------
Tomball Hosp. Auth.,
      Tomball Regional Hosp., 6.00%, 7/1/19                  500         433
--------------------------------------------------------------------------------
Tyler Health Fac. Dev.,
      Mother Frances Hosp., 5.625%, 7/1/13                   500         439
--------------------------------------------------------------------------------
West Side Calhoun County Navigation Dist., BP Chemicals
      VRDN (Currently 4.75%) *                               900         900
--------------------------------------------------------------------------------
Total Texas (Cost  $4,607)                                             4,553
                                                                    ------------
UTAH  1.0%
Carbon County, PCR, Solid Waste Disposal
   Laidlaw Environmental 7.45%, 7/1/17 *                     200         194
--------------------------------------------------------------------------------
Intermountain Power Agency, 5.75%, 7/1/16 (MBIA Insured)     500         514
--------------------------------------------------------------------------------
Total Utah (Cost  $690)                                                  708
                                                                    ------------
VIRGINIA  8.1%
District of Columbia Airports Auth., 5.00%, 10/1/27 *      1,000         894
--------------------------------------------------------------------------------
Fairfax County Water Auth.
      5.80%, 1/1/16 (Escrowed to Maturity)                   860         904
--------------------------------------------------------------------------------
Greater Richmond Convention Center Auth.
   Convention Center Expansion, 6.125%, 6/15/29            1,250       1,300
--------------------------------------------------------------------------------
Peninsula Port Auth., Riverside Health
      6.625%, 7/1/18 (Prerefunded 7/1/02+)                   200         210
--------------------------------------------------------------------------------
Prince William County Service Auth., Water & Sewer Systems
      6.00%, 7/1/29 (FGIC Insured)
      (Prerefunded 7/1/01+)                                   85          86
--------------------------------------------------------------------------------
Riverside Regional Jail Auth.
      5.875%, 7/1/14
      (MBIA Insured) (Prerefunded 7/1/05+)                   545         584
      --------------------------------------------------------------------------
      5.875%, 7/1/14 (MBIA Insured)                          455         474
--------------------------------------------------------------------------------

Virginia HDA
      6.10%, 7/1/12 *                                      1,000       1,046
      --------------------------------------------------------------------------
      6.50%, 5/1/13 *                                        100         105
--------------------------------------------------------------------------------
Total Virginia (Cost  $5,423)                                          5,603
                                                                    ------------
WASHINGTON  1.5%
Chelan County Public Utility Dist.
   Columbia River-Rock Hydroelectric
      Zero Coupon, 6/1/18 (MBIA Insured)                   $ 585       $ 218
--------------------------------------------------------------------------------
Tacoma, Solid Waste Utilities
      5.50%, 12/1/17 (AMBAC Insured)                         800         803
--------------------------------------------------------------------------------
Total Washington (Cost  $1,002)                                        1,021
                                                                    ------------
WEST VIRGINIA  0.7%
West Virginia Building Commission
   Regional Jail, 5.375%, 7/1/21 (AMBAC Insured)             500         494
--------------------------------------------------------------------------------
Total West Virginia (Cost  $525)                                         494
                                                                    ------------
WISCONSIN  1.7%
Oconto Falls CDA, Oconto Falls Tissue, 7.75%, 12/1/22 *      200         190
--------------------------------------------------------------------------------
Wisconsin HEFA
   Childrens Hosp. of Wisconsin
      5.625%, 2/15/15 (AMBAC Insured)                        500         515
      --------------------------------------------------------------------------
   National Regency of New Berlin, 8.00%, 8/15/25            200         208
--------------------------------------------------------------------------------
Wisconsin Housing & Economic Dev. Auth.
   Homeownership, 6.45%, 9/1/27 (FHAGuaranteed) *            250         255
--------------------------------------------------------------------------------
Total Wisconsin (Cost  $1,166)                                         1,168
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
   98.1% of Net Assets (Cost  $67,236)                              $ 67,909

   Other Assets Less Liabilities                                       1,318
                                                                    ------------

NET ASSETS                                                          $ 69,227
                                                                    ------------
Net Assets Consist of:

Accumulated  net investment  income - net of  distributions              $ 1
Accumulated net realized  gain/loss - net of  distributions           (3,122)
Net unrealized gain (loss)                                               673
Paid-in-capital applicable to 6,832,602 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares
of the corporation authorized                                         71,675
                                                                    ------------

NET ASSETS                                                          $ 69,227
                                                                    ------------
NET ASSET VALUE PER SHARE                                            $ 10.13
                                                                    ------------
     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.8% of net assets.
 AMBAC  AMBAC Indemnity Corp.
   CDA  Community Development Administration
   COP  Certificates of Participation
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
  FNMA  Federal National Mortgage Association
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HDA  Housing Development Authority
  HEFA  Health & Educational Facility Authority
   HFA  Health Facility Authority
   HFC  Housing Finance Corp.
  HFFA  Health Facility Financing Authority
 HHEFA  Health & Higher Educational Facility Authority
   IDA  Industrial Development Authority
   IDR  Industrial Development Revenue
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
STATEMENT OF OPERATIONS                                             In thousands
-----------------------
                                        MONEY MARKET  INTERMEDIATE     INCOME
                                            FUND          FUND          FUND
                                        ------------  ------------  ------------
                                            Year          Year          Year
                                           Ended         Ended         Ended
                                          10/31/00      10/31/00      10/31/00
                                        ------------  ------------  ------------
INVESTMENT INCOME (LOSS)
Interest income                            $ 8,475       $ 4,122       $ 3,954
Expenses
Investment management
  and administrative                           916           394           344
                                        ----------------------------------------
Net investment income (loss)                 7,559         3,728         3,610
                                        ----------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                     -          (822)       (1,592)
  Futures                                        -           (25)          (58)
                                        ----------------------------------------
  Net realized gain (loss)                       -          (847)       (1,650)
                                        ----------------------------------------
Change in net unrealized gain or loss
  Securities                                     -         2,063         3,122
  Futures                                        -             -            15
                                        ----------------------------------------
  Change in net unrealized gain or loss          -         2,063         3,137
                                        ----------------------------------------
Net realized and unrealized gain (loss)          -         1,216         1,487
                                        ----------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $ 7,559       $ 4,944       $ 5,097
                                        ----------------------------------------

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                  In thousands
----------------------------------
                          MONEY MARKET FUND  INTERMEDIATE FUND    INCOME FUND
                          -----------------  ----------------- -----------------
                              Year              Year              Year
                             Ended             Ended             Ended
                          10/31/00 10/31/99 10/31/00 10/31/99 10/31/00  10/31/99
                          -------- -------- -------- -------- --------  --------
INCREASE (DECREASE)
 IN NET ASSETS
Operations
 Net investment
 income (loss)             $ 7,559  $ 5,106  $ 3,728  $ 3,861  $ 3,610  $ 3,601
 Net realized gain (loss)        -       (6)    (847)    (633)  (1,650)  (1,414)
 Change in net unrealized
 gain or loss                    -        -    2,063   (4,251)   3,137   (4,963)
                           -----------------------------------------------------
 Increase (decrease) in
 net assets from operations  7,559    5,100    4,944   (1,023)   5,097   (2,776)
                           -----------------------------------------------------
Distributions to shareholders
 Net investment income      (7,559)  (5,106   (3,728)  (3,861)  (3,610)  (3,601)
 Net realized gain               -        -        -     (146)       -     (325)
                           -----------------------------------------------------
 Decrease in net assets
 from distributions         (7,559)  (5,106)  (3,728)  (4,007)  (3,610)  (3,926)
                           -----------------------------------------------------

Capital share transactions *
 Shares sold               218,269  182,876   28,679   35,959   21,852   42,172
 Distributions reinvested    7,092    4,814    2,314    2,565    2,132    2,589
 Shares redeemed          (197,664)(173,303) (36,596) (25,628) (28,802) (31,459)
                           -----------------------------------------------------
 Increase (decrease) in
 net assets from capital
 share transactions         27,697   14,387   (5,603)  12,896   (4,818)  13,302
                           -----------------------------------------------------
NET ASSETS
Increase (decrease)
during period               27,697   14,381   (4,387)   7,866   (3,331)   6,600
Beginning of period        185,305  170,924   83,794   75,928   72,558   65,958
                           -----------------------------------------------------
END OF PERIOD             $213,002 $185,305  $79,407  $83,794  $69,227  $72,558
                           -----------------------------------------------------
*Share information
  Shares sold              218,269  182,876    2,830    3,400    2,207    3,993
  Distributions reinvested   7,092    4,814      228      244      215      247
  Shares redeemed         (197,664 (173,303)  (3,623)  (2,461)  (2,929)  (3,016)
                           -----------------------------------------------------
  Increase (decrease)
  in shares outstanding     27,697   14,387     (565)   1,183     (507)   1,224

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Summit Municipal Funds
------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   October 31, 2000
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Municipal Money Market Fund (the Money Fund), the Summit Municipal Intermediate Fund (the Intermediate Fund), and the Summit Municipal Income Fund (the Income Fund), are three portfolios established by the corporation and commenced operations on October 29, 1993. The Money Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The Income Fund seeks a high level of income exempt from federal income taxes.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Intermediate and Income Funds with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     NONINVESTMENT-GRADE DEBT SECURITIES At October 31, 2000, approximately 10% of the Income Fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 2000, were as follows:

      ********************************************************************
                                            INTERMEDIATE         INCOME
                                                FUND              FUND
                                            ------------      ------------
      Purchases                             $ 28,675,000      $ 36,357,000
      Sales                                   34,038,000        37,312,000
      ********************************************************************

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of October 31, 2000, the Money Fund has $7,000 of capital loss carryforwards, all of which expires in 2007. As of October 31, 2000, the Intermediate Fund has $1,487,000 of capital loss carryforwards, of which $663,000 expires in 2007, and $824,000 expires in 2008. As of October 31, 2000, the Income Fund has $3,114,000 of capital loss carryforwards, of which $1,484,000 expires in 2007, and $1,630,000 expires in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards

     In order for the Income Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      ********************************************************************
      Undistributed net investment income                          $ 1,000
      Undistributed net realized gain                               (1,000)
      ********************************************************************

     At October 31, 2000, the costs of investments for the Money, Intermediate, and Income Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $195,736,000, $77,579,000, and $67,236,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Income Funds, net unrealized gain (loss) on investments was as follows:

      ********************************************************************
                                            INTERMEDIATE         INCOME
                                                FUND              FUND
                                            ------------      ------------

      Appreciated investments                $ 1,341,000       $ 1,745,000
      Depreciated investments                   (696,000)       (1,072,000)
      Net unrealized gain (loss)               $ 645,000         $ 673,000
      ********************************************************************

NOTE 4 - RELATED PARTY TRANSACTIONS
     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates). The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which $61,000, $16,000, and $14,000 were payable at October 31, 2000 by the Money Market, Intermediate, and Income Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Money F und and 0.50% of average daily net assets for the Intermediate and Income Funds. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.
================================================================================

T. Rowe Price Summit Municipal Funds
------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. AND SHAREHOLDERS THE SUMMIT MUNICIPAL MONEY MARKET FUND, THE SUMMIT MUNICIPAL INTERMEDIATE FUND, AND THE SUMMIT MUNICIPAL INCOME FUND


          In our opinion, the accompanying statements of assets and liabilities, including the portffolio investements (Summit Municipal Money Market Fund), and the statement of net assets (Summit Municipal Intermediate Fund and Summit Municipal Income
          Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Municipal Money Market Fund, the Summit Municipal Intermediate Fund, and the Summit Municipal Income Fund (comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Funds") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

          PricewaterhouseCoopers LLP

          Baltimore, Maryland
          November 17, 2000
================================================================================

T. Rowe Price Summit Municipal Funds
------------------------------------
     TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
     -----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  Summit  Money,   Intermediate  and  Income  Funds'   distributions  to
     shareholders included $7,347,000, $3,760,000 and $3,624,000, respectively, which qualified as exempt-interest dividends.
================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

      KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE SHAREHOLDER SERVICE REPRESENTATIVES ARE AVAILABLE FROM 8 A.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

      AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS(REGISTRATION MARK) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

      ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC  WITHDRAWAL If you need money from your fund account on
          a  regular  basis,   you  can  establish   scheduled,   automatic
          redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

      BROKERAGE SERVICES*

          INVESTMENTS  AVAILABLE  You can  trade  stocks,  bonds,  options,
          precious   metals,   and  other  securities  at  a  savings  over
          full-service commission rates.**

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

      INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORt This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          DETAILED INVESTMENT GUIDES Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
===========================================================================

T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap  Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock Japan
Latin  America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income

Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
aryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS+
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New American Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *  Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;

     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------

      ADVISORY SERVICES, RETIREMENT RESOURCES
          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the
          most  difficult  retirement   challenges.   Our  broad  array  of
          retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We
          also  provide  recordkeeping,   communications,   and  investment
          management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY SERVICES
          -----------------
          T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. ROWE PRICE ROLLOVER INVESTMENT SERVICe offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT RESOURCES AT T. ROWE PRICE
          -------------------------------------
          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
          Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

          PLANNING AND INFORMATIONAL GUIDES
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          INSIGHTS REPORTS
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          SOFTWARE PACKAGES
          T. Rowe Price Retirement Planning
             AnalyzerTM CD-ROM or diskette $19.95.
             To order, please call 1-800-541-5760.
             Also available on the Internet for $ 9.95.

          T. Rowe Price Variable Annuity  AnalyzerTM
             CD-ROM or diskette, free. To order,
             please call 1-800-469-5304.

          T. ROWE PRICE IMMEDIATE VARIABLE
             ANNUITY (INCOME ACCOUNT)

          INVESTMENT KITS
          We will be happy to send you one of our
          easy-to-follow investment kits when you
          are ready to invest in any T. Rowe Price
          retirement vehicle, including IRAs,
          qualified plans, small-business plans,
          or our no-load variable annuities.
===========================================================================

T. Rowe Price Insights Reports
------------------------------

      THE FUNDAMENTALS OF INVESTING
          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORT
          ---------------
          GENERAL INFORMATION
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund Investors

          INVESTMENT STRATEGIES
          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          TYPES OF SECURITIES
          The Basics of International Stock
          Investing The Basics of Tax-Free Investing
          The Fundamentals of Fixed-Income Investing
          Global Bond Investing
          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks

          Investing in High-Yield Municipal Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk" Bonds

          BROKERAGE INSIGHTS
          Combining Individual Securities With Mutual Funds
          Getting Started: An Introduction to Individual Securities What You Should Know About Bonds
          What You Should Know About Margin and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.
===========================================================================
T. Rowe Price Brokerage
-----------------------

      BROKERAGE SERVICES

      T. Rowe Price Brokerage is a division of T.Rowe Price Investment Services, Inc., Member NASD/SIPC.

      T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

          INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

          RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

          DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

     ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a
          complete    commission    schedule   or   call   for   rates   on
          representative-assisted and other non-Internet trades.
===========================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site.

BALTIMORE AREA
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515  Painters  Mill Road

BOSTON  AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          C09-050  10/31/00